Prime Series
Institutional Class Shares
Independent Schools and
Colleges Class Shares

Government Series

Supplement to Prospectus Dated October 31, 2009,
as Supplemented on February 22, 2010

The following supplements information contained in the Prospectus of Prime Series and Government Series (each a “Fund”), each a series of PFM Funds.

The section of the Prospectus captioned “Investment Objective and Policies” is supplemented as follows:

Each Fund uses amortized cost valuation in determining its net asset value per share in reliance on Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”).  To comply with recent amendments to Rule 2a-7 adopted by the Securities and Exchange Commission, certain investment policies of the Funds have been modified.

Each Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and maintains a dollar-weighted average portfolio life to maturity of 120 days or less.  In addition, each Fund holds securities that are sufficiently liquid to meet reasonably foreseeable redemptions of shares of the Fund in light of the requirements of the 1940 Act and any commitments made to shareholders and adheres to minimum daily and weekly portfolio liquidity requirements imposed by Rule 2a-7.

The date of this Supplement is July 2, 2010.

Please retain this Supplement for future reference.

Prime Series
Institutional Class Shares
Independent Schools and
Colleges Class Shares

Government Series

Supplement to Statement of Additional Information
Dated October 31, 2009, as Supplemented on December 23, 2009

The following supplements information contained in the Statement of Additional Information (the “SAI”) of Prime Series and Government Series (each a “Fund”), each a series of PFM Funds (the “Trust”).

The sections of the SAI entitled “Investment Policies” and “Investment Restrictions” are supplemented as follows:

Each Fund uses amortized cost valuation in determining its net asset value per share in reliance on Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”).  To comply with recent amendments to Rule 2a-7 adopted by the Securities and Exchange Commission, certain investment policies of the Funds have been modified.

Neither Fund will acquire an illiquid security if, immediately after the acquisition, the Fund would have more than 5% of its total assets invested in illiquid securities.

The section of the SAI entitled “General Information - Further Information About Purchases and Redemptions” is supplemented as follows:

A Fund may suspend redemptions of its shares in the event that the Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, determines that the deviation between the Fund’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, and irrevocably approves the liquidation of the Fund.

The date of this Supplement is July 2, 2010.

Please retain this Supplement for future reference.